                    INDEPENDENT AUDITORS' CONSENT

The Board of Directors
First Banks America, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                 /s/ KPMG Peat Marwick LLP


St. Louis,Missouri
July 1, 1998
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                    INDEPENDENT AUDITORS' CONSENT

The Board of Directors
First Commercial Bancorp, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                 /s/ KPMG Peat Marwick LLP


St. Louis,Missouri
July 1, 1998